                                                                 Exhibit 4.10(d)

                            AGREEMENT AND AMENDMENT


          AGREEMENT AND AMENDMENT, dated as of February 26, 1997 (the "February
                                                                       --------
1997 Agreement and Amendment"), among COLUMBIA/HCA HEALTHCARE CORPORATION, a
----------------------------
Delaware corporation formerly known as Columbia Healthcare Corporation (the

"Company"), the several banks and other financial institutions from time to time
--------
parties hereto (the "Banks"), BANK OF AMERICA NATIONAL TRUST & SAVINGS
                     -----
ASSOCIATION, THE BANK OF NEW YORK, DEUTSCHE BANK AG, FLEET NATIONAL BANK, THE FUJI BANK LIMITED, THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, MORGAN GUARANTY TRUST COMPANY OF NEW YORK, NATIONSBANK, N.A., PNC BANK, KENTUCKY, INC., TORONTO DOMINION (TEXAS), INC., UNION BANK OF SWITZERLAND, NEW YORK BRANCH AND WACHOVIA BANK OF GEORGIA, N.A., as Co-Agents (collectively, the "Co-Agents"),
                                                                 ---------
SAKURA BANK, LTD. NEW YORK BRANCH, THE SUMITOMO BANK LIMITED, SUNTRUST BANK NASHVILLE, N.A., WELLS FARGO BANK, N.A., as Lead Managers (collectively, the

"Lead Managers") and THE CHASE MANHATTAN BANK, a New York banking corporation
--------------
formerly known as Chemical Bank, as agent for the Banks hereunder (in such capacity, the "Agent") and as CAF Loan agent (in such capacity, the "CAF Loan
               -----                                                 --------
Agent").
-----


                              W I T N E S S E T H:
                              -------------------


          WHEREAS, the Company, the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and certain banks and other financial institutions (the "Original
                                                                        --------
Banks") are parties to the Agreement and Amendment, dated as of February 28,
-----
1996 (the "February 1996 Agreement and Amendment"), adopting and incorporating
           -------------------------------------
by reference all of the terms and provisions of the Credit Agreement, dated as of February 10, 1994 as incorporated by reference into and amended by the September 1994 Agreement and Amendment and the February 1995 Agreement and Amendment (each as referred to in the February 1996 Agreement and Amendment)(as so adopted and incorporated by reference into and amended by the February 1996 Agreement and Amendment and as further amended, supplemented or otherwise modified to the date hereof, the "Original Credit Agreement"), pursuant to which
                                  -------------------------
such parties committed to make loans to the Company for a period of five years;

          WHEREAS, for the convenience of the parties to the February 1996 Agreement and Amendment, a composite conformed copy of the Original Credit

Agreement (the "Composite Conformed Credit Agreement") was prepared and
                ------------------------------------
delivered to such parties to provide a restatement of the Original Credit Agreement in the form in which it was incorporated by reference into and amended by the February 1996 Agreement and Amendment;

          WHEREAS, effective as of the Closing Date (as defined below), the Company intends to terminate the Commitments (as defined in the Composite Conformed Credit Agreement) of the Original Banks under the Composite Conformed Credit Agreement pursuant to subsection 2.4(a) of the Composite Conformed Credit Agreement;

          WHEREAS, the Company has requested that the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and the Banks enter into a new agreement adopting and incorporating by reference all of the terms and provisions of the Composite Conformed Credit Agreement with certain amendments and modifications thereto; and

          WHEREAS, the Co-Agents, the Lead Managers, the Agent, the CAF Loan Agent and the Banks are willing to so enter into a new agreement, but only upon the terms and subject to the conditions set forth below;

          NOW THEREFORE, in consideration of the promises and mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged by each of the parties hereto, the parties hereto hereby agree as follows:

          SECTION 1.  Adoption and Incorporation of Composite Conformed Credit
                      --------------------------------------------------------
Agreement.  Subject to the amendments and modifications set forth in Sections 3
---------
through 13 of this Agreement, all of the terms and provisions of the Composite Conformed Credit Agreement are hereby adopted and incorporated by reference into this Agreement, with the same force and effect as if fully set forth herein.

          SECTION 2.  Definitions.  As used in this Agreement, terms defined
                      -----------
herein are used as so defined and, unless otherwise defined herein, terms defined in the Composite Conformed Credit Agreement are used herein as therein defined.

          SECTION 3.  Defined Terms.  For purposes of this Agreement, subsection
                      -------------
1.1 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended as follows:

          (a) by deleting the defined terms "Agreement", "Closing Date", "Level I Period", "Level II Period", "Level III Period", "Level IV Period", "Level V Period", Original Banks", "Original Credit Agreement" and "Termination Date" in their entirety and substituting in lieu thereof in proper alphabetical order the following:

               "`Agreement':  the Composite Conformed Credit Agreement as
                 ---------
          adopted and incorporated by reference into the February 1997 Agreement and Amendment, as amended by the February 1997 Agreement and Amendment and as further amended, supplemented or otherwise modified from time to time.";

               "`Closing Date':  the date on which all of the conditions
                 ------------
          precedent for the Closing Date set forth in Section 13 of the February 1997 Agreement and Amendment shall have been fulfilled.";

               "`Level I Period'":  any period during which the higher of the
                 --------------
          publicly announced ratings by S&P and Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued are AA- or better or Aa3 or better, respectively; provided that (i) any period during which the
                                --------
          lower of the publicly announced ratings by S&P or Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued satisfies the Level III Period, Level IV Period or Level V Period requirements shall be deemed to be a Level II Period, Level III Period or Level IV Period, respectively, and (ii) any period during which the Level VI Period requirements are satisfied shall be deemed to be a Level VI Period.";

               "`Level II Period'":  any period during which the higher of the
                 ---------------
          publicly announced ratings by S&P and Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued are A or A2, respectively; provided that (i) any period during which the lower of the publicly
          --------
          announced ratings by S&P or Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued satisfies the Level IV Period or Level V requirements shall be deemed to be a Level III Period or Level IV Period, respectively, and (ii) any period during which the Level VI Period requirements are satisfied shall be deemed to be a Level VI Period.";

               "`Level III Period'":  any period during which the higher of the
                 ----------------
          publicly announced ratings by S&P and Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued are A- or A3, respectively;

          provided that (i) any period during which the Level V Period
          --------
          requirements are satisfied shall be deemed to be a Level IV Period and
          (ii) any period during which the Level VI Period requirements are satisfied shall be deemed to be a Level VI Period.";

               "`Level IV Period'":  any period during which the higher of the
                 ---------------
          publicly announced ratings by S&P and Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued is either BBB+ or Baa1, respectively; provided that any period during which the Level VI
                        --------
          Period requirements are satisfied shall be deemed to be a Level VI Period.";

               "`Level V Period'":  any period during which the higher of the
                 --------------
          publicly announced ratings by S&P and Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued is either BBB or Baa2, respectively, or BBB- or Baa3, respectively; provided that any period
                                                       --------
          during which the Level VI Period requirements are satisfied shall be deemed to be a Level VI Period.";

               "`Original Banks':  as defined in the recitals to the February
                 --------------
          1997 Agreement and Amendment.";

               "`Original Credit Agreement':  as defined in the Recitals to the
                 -------------------------
          February 1997 Agreement and Amendment."; and

               "`Termination Date':  the date one day before the fifth
                 ----------------
          anniversary of the Closing Date (or, if such date is not a Business Day, the next succeeding Business Day), or such other Business Day to which the Termination Date may be changed pursuant to subsection 2.4 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into the February 1997 Agreement and Amendment).".

          (b) by inserting in said subsection 1.1 of the Composite Conformed Credit Agreement in the appropriate alphabetical order the following defined term:

               "`Composite Conformed Credit Agreement':  as defined in the
                 ------------------------------------
          recitals to the February 1997 Agreement and Amendment.";

               "`February 1997 Agreement and Amendment':  the Agreement and
                 -------------------------------------
          Amendment, dated as of February ____, 1997, among the Company, the Banks, the Co-Agents, as Co-Agents, the Lead Managers, the Agent and the CAF Loan Agent."; and

               "`Level VI Period':  any period during which either of the
                 ---------------
          publicly announced ratings by S&P or Moody's of the then current senior unsecured, non-credit enhanced, long-term Indebtedness of the Company that has been publicly issued is below BBB- or unrated or below Baa3 or unrated, as the case may be."

          SECTION 4.  Facility Fee.  For purposes of this Agreement, subsection
                      ------------
2.3(a) of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the table contained therein and substituting in lieu thereof the following:

          "Type of Period             Facility Fee
           --------------             ------------

          Level I Period                 .0600%
          Level II Period                .0750%
          Level III Period               .0900%
          Level IV Period                .1250%
          Level V Period                 .1875%
          Level VI Period                .2500%.".

          SECTION 5.  Termination, Reduction or Extension of Commitments.  For
                      --------------------------------------------------
purposes of this Agreement, subsection 2.4(b) of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting the phrase "two years" in the fourth sentence thereof and substituting in lieu thereof the phrase "one year".

          SECTION 6.  Financial Information.  For purposes of this Agreement,
                      ---------------------
subsection 3.3 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "3.3  Financial Information.  The Company has furnished to the Agent
                ---------------------
     and each Bank copies of the following:

          (a) the Annual Report of the Company for the fiscal year ended December 31, 1995, containing the consolidated balance sheet of the Company and its Subsidiaries as at said date and the related consolidated statements of income, common stockholders' equity and changes in financial position for the fiscal year then ended, accompanied by the opinion of an Auditor;

          (b) the Annual Report of the Company on Form 10-K for the fiscal year ended December 31, 1995;

          (c) quarterly financial statements of the Company, including balance sheets, for the fiscal periods ended March 31, 1996, June 30, 1996 and September 30, 1996; and

          (d) Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 15, 1997, September 25, 1996, July 2, 1996, July 2, 1996 and May 15, 1996, respectively.

     Such financial statements (including any notes thereto) have been prepared in accordance with GAAP and fairly present the financial conditions of the corporations covered thereby at the dates thereof and the results of their operations for the periods covered thereby, subject to normal year-end adjustments in the case of interim statements. As of the date hereof, neither the Company nor any of its Subsidiaries has any known contingent liabilities of any significant amount which are not referred to in said financial statements or in the notes thereto which could reasonably be expected to have a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries, on a consolidated basis.".

          SECTION 7.  Litigation.  For purposes of this Agreement, subsection
                      ----------
3.6 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

          "3.6  Litigation.  Except as disclosed in the Company's Annual Report
                ----------
     on Form 10-K for its fiscal year ended December 31, 1995 and its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and except as set forth on Schedule VI hereto, there is no litigation, at law or in equity, or any proceeding before any federal, state, provincial or municipal board or other governmental or administrative agency pending or to the knowledge of the Company threatened which, after giving effect to any applicable insurance, may involve any material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis or which seeks to enjoin the consummation of any of the transactions contemplated by this Agreement or any other Loan Document and involves any material risk that any such injunction will be issued, and no judgment, decree, or order of any federal, state, provincial or municipal court, board or other governmental or administrative agency has been issued against the Company or any Subsidiary which has, or may involve, a material risk of a material adverse effect on the business or assets or on the condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis. The Company does not believe that the final resolution of the matters disclosed in its Annual Report on Form 10-K for its fiscal year ended December 31, 1995 and its Quarterly Reports on Form 10-Q for its fiscal quarters ended March 31, 1996, June 30, 1996 and September 30, 1996, in each case as filed with the Securities and Exchange Commission and previously distributed to the Banks, and of the matters set forth on
     Schedule VI hereto will have a material adverse effect on the business or assets or condition, financial or otherwise, of the Company and its Subsidiaries on a consolidated basis.".

          SECTION 8.  Commitment Amounts and Percentages; Lending Offices;
                      ----------------------------------------------------
Addresses for Notice.  For purposes of this Agreement, Schedule I to the
--------------------
Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule I to this Agreement.

          SECTION 9.  Subsidiaries of the Company.  For purposes of this
                      ---------------------------
Agreement, Schedule II to the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule II to this Agreement.

          SECTION 10.  Indebtedness.  For purposes of this Agreement, Schedule
                       ------------
III to the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule III to this Agreement.

          SECTION 11.  Applicable Margins.  For purposes of this Agreement,
                       ------------------
Schedule V to the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such
Schedule in its entirety and    substituting in lieu thereof Schedule V to this
Agreement.

          SECTION 12.  Litigation.  For purposes of this Agreement, Schedule VI
                       ----------
to the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement is hereby amended by deleting such Schedule in its entirety and substituting in lieu thereof Schedule VI to this Agreement.

          SECTION 13.  Conditions Precedent.  The obligations of each Bank to
                       --------------------
make the Loans contemplated by subsections 2.1 and 2.2 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement shall be subject to the compliance by the Company with its agreements herein contained (including its agreements contained in the Composite Conformed Credit Agreement as adopted and incorporated by reference into this Agreement) and to the satisfaction on or before the Closing Date of the following further conditions:

          (a)  Loan Documents.  The Agent shall have received (i) this
               --------------
     Agreement, executed and delivered by a duly authorized officer of the Company, with a counterpart for each Bank, and (ii) for the account of each Bank requesting the same, a Revolving Credit Note and a Grid CAF Loan Note conforming to the requirements hereof and executed by a duly authorized officer of the Company.

          (b)  Legal Opinions.  On the Closing Date each Bank shall have
               --------------
     received from any general, associate, or assistant general counsel to the Company or any other counsel to the Company satisfactory to the Agent, such opinions as the Agent shall have reasonably requested with respect to the transactions contemplated by this Agreement.

          (c)  Company Officers' Certificate.  The representations and
               -----------------------------
     warranties contained in Section 3 of the Composite Conformed Credit Agreement as adopted and incorporated by reference into, and as amended by, this Agreement shall be true and correct on the Closing Date with the same force and effect as though made on and as of such date; on and as of the Closing Date and after giving effect to this Agreement, no Default shall have occurred (except a Default which shall have been waived in writing or which shall have been cured) and no Default shall exist after giving effect to the Loan to be made; and the Agent shall have received a certificate containing a representation to these effects dated the Closing Date and signed by a Responsible Officer.

          (d) General.  All instruments and legal and corporate proceedings in
              -------
     connection with the Loans contemplated by this Agreement shall be satisfactory in form and substance to the Agent, and the Agent shall have received copies of all documents, and favorable legal opinions and records of corporate proceedings, which the Agent may have reasonably requested in connection with the Loans and other transactions contemplated by this Agreement.

          (e)  Termination of Commitments of the Original Banks.  On the Closing
               ------------------------------------------------
     Date, the Commitments (as defined in the Composite Conformed Credit Agreement) of the Original Banks under the February 1996 Agreement and Amendment shall have been terminated.

          SECTION 14.  Expenses.  The Company agrees to pay or reimburse the
                       --------
Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the development, preparation and execution of, and any amendment, supplement or modification to, this Agreement and the Notes and any other documents prepared in connection herewith, and the consummation of the transactions contemplated hereby and thereby, including, without limitation, the reasonable fees and disbursements of counsel to the Agent.

          SECTION 15.  GOVERNING LAW.  THIS AGREEMENT AND THE NOTES AND THE
                       -------------
RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT AND THE NOTES SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

          SECTION 16.  Counterparts.  This Agreement may be executed by one or
                       ------------
more of the parties to this Agreement on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this Agreement signed by all the parties shall be lodged with the Company and the Agent.

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.


                         COLUMBIA/HCA HEALTHCARE CORPORATION


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         THE CHASE MANHATTAN BANK, as Agent, as CAF
                         Loan Agent and as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         ABN AMRO BANK N.V., as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         ARAB BANK PLC, GRAND CAYMAN BRANCH, as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:

                         BANCA MONTE DEI PASCHI DI SIENA SpA, as a Bank


                         By:  /s/
                            -------------------------------------
                         Name:
                         Title:

                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:




                         BANCA NAZIONALE DEL LAVORO S.P.A. - NEW YORK BRANCH, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:



                         BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION, as a Co-Agent and as a Bank


                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:


                         THE BANK OF NEW YORK, as a Co-Agent and as a Bank


                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:

                         THE BANK OF NOVA SCOTIA, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         BANK OF TOKYO-MITSUBISHI TRUST COMPANY, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:



                         THE BANK OF YOKOHAMA LTD., NEW YORK BRANCH, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         BANK ONE, TEXAS, NA, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:



                         BANQUE NATIONALE DE PARIS -Houston Agency, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         BARNETT BANK, N.A., as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         CITIBANK, N.A., as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         COMERICA BANK, as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:



                         CORESTATES BANK, N.A., as a Bank


                         By:  /s/
                            -------------------------------------
                         Name:
                         Title:


                         CRESTAR BANK, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         THE DAI-ICHI KANGYO BANK, LIMITED, ATLANTA AGENCY, as a Bank


                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:


                         DEN DANSKE BANK AKTIESELSKAB, as a Bank
                         CAYMAN ISLANDS BRANCH c/o New York Branch

                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:

                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:


                         DEUTSCHE BANK AG, NEW YORK AND/OR CAYMAN ISLANDS BRANCH, as a Co-Agent and as a Bank


                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:


                         FIRST AMERICAN NATIONAL BANK, as a Bank


                         By:  /s/
                             ------------------------------------
                         Name:
                         Title:

                         THE FIRST NATIONAL BANK OF CHICAGO,
                         as a Bank


                         By: /s/
                            ---------------------------------------
                         Name:
                         Title:


                         FIRST UNION NATIONAL BANK OF NORTH CAROLINA, as a Bank


                         By: /s/
                            ---------------------------------------
                         Name:
                         Title:


                         FLEET NATIONAL BANK, as a Co-Agent and as a Bank


                         By: /s/
                            ---------------------------------------
                         Name:
                         Title:


                         THE FUJI BANK LIMITED, as a Co-Agent and as a Bank


                         By: /s/
                            ---------------------------------------
                         Name:
                         Title:


                         THE INDUSTRIAL BANK OF JAPAN, LIMITED, ATLANTA AGENCY, as a Co-Agent and as a Bank


                         By: /s/
                            ---------------------------------------
                         Name:
                         Title:

                         KEYBANK NATIONAL ASSOCIATION, as a Bank


                         By:  /s/
                             --------------------------------------
                         Name:
                         Title:



                         THE MITSUBISHI TRUST AND BANKING CORPORATION, as a Bank


                         By: /s/
                            --------------------------------------
                         Name:
                         Title:


                         THE MITSUI TRUST & BANKING CO., LTD., NEW YORK BRANCH, as a Bank


                         By: /s/
                            --------------------------------------
                         Name:
                         Title:


                         MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Co-Agent and as a Bank


                         By: /s/
                            --------------------------------------
                         Name:
                         Title:


                         NATIONAL CITY BANK OF KENTUCKY, as a Bank


                         By: /s/
                            --------------------------------------
                         Name:
                         Title:

                         NATIONSBANK, N.A. as a Co-Agent and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:



                         THE NORINCHUKIN BANK, NEW YORK BRANCH, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         THE NORTHERN TRUST COMPANY, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         PNC BANK, KENTUCKY, INC. as a Co-Agent and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         THE SAKURA BANK, LTD. NEW YORK BRANCH, as a Lead Manager and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         THE SUMITOMO BANK LIMITED, as a Lead Manager and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         THE SUMITOMO TRUST & BANKING CO., LTD., NEW YORK BRANCH, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:



                         SUNTRUST BANK, NASHVILLE, N.A., as a Lead Manager and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         THE TOKAI BANK, LIMITED, NEW YORK BRANCH, as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:


                         TORONTO DOMINION (TEXAS), INC., as a Co-Agent and as a Bank


                         By:  /s/
                             -------------------------------------
                         Name:
                         Title:

                         THE TOYO TRUST & BANKING CO., LTD., as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         UNION BANK OF SWITZERLAND, NEW YORK BRANCH, as a Co-Agent and as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         UNION PLANTERS BANK OF MIDDLE TENNESSEE, N.A.

                         By: /s/
                            -------------------------------------
                         Name:
                         Title:



                         WACHOVIA BANK OF GEORGIA, N.A., as a Co-Agent and as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         WELLS FARGO BANK, N.A., as a Lead Manager


                         By: /s/
                            -------------------------------------
                         Name:
                         Title:


                         YASUDA TRUST AND BANKING, as a Bank


                         By: /s/
                            -------------------------------------
                         Name:
                         Title: